UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2009

Biolase Technology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2009, Biolase Technology, Inc. (the "Company") entered into a letter agreement (the "Letter Agreement") amending its License and Distribution Agreement, dated August 8, 2006, by and between the Company, as amended by (i) that certain Addendum I, effective as of April 1, 2007, (ii) that certain Amendment, dated as of February 29, 2008, and (iii) that certain letter agreement, dated December 23, 2008 (collectively, the "Agreement") with Henry Schein, Inc. ("Henry Schein").

Pursuant to the Letter Agreement, Henry Schein is obligated to meet certain minimum purchase requirements, including the initial purchase of new Waterlase MD Turbo units and related upgrades thereto.

Henry Schein will remain the exclusive distributor of the complete line of the Company’s dental laser systems, accessories, and services within the United States and Canada. In addition, Henry Schein will be the exclusive distributor in the United Kingdom, Australia, New Zealand, Belgium, Luxembourg, Netherlands, Spain, Germany, and Austria. In addition, Henry Schein will have distribution rights in those countries where the Company does not have standing distribution agreements, through December 31, 2009.

Both the Company and Henry Schein sales and service organizations will continue to work closely together in the marketing, promotion, sales, training, and service of all of the Company’s dental laser system products, including the new Waterlase MD Turbo hard and soft tissue dental laser system, and the ezlase diode laser system.

The Letter Agreement has an initial term of fourteen months, following which Henry Schein will have the option to extend the Agreement for two one-year periods under certain circumstances, including its commitment to make certain minimum purchase requirements from the Company over each full-year renewal period.

In connection with the immediate initial purchase described above, the Company agreed to undertake to enter into a security agreement, containing terms and conditions ordinary for the purpose (the "Security Agreement"), granting to Henry Schein a security interest in the Company’s inventory, equipment, and other assets as security for the initial immediate purchase, such security interest to be released by Henry Schein upon products delivered in respect of such purchase. When executed by the Company, the Security Agreement will be filed as an exhibit to a Current Report on Form 8-K to be filed by the Company.

A copy of the press release announcing the Letter Agreement, and certain other matters related thereto, is furnished as Exhibit 99.1 and incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K regarding the Security Agreement undertaking is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Biolase Technology, Inc., dated March 5, 2009.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase Technology, Inc.

March 5, 2009	By:	David M. Mulder

Name: David M. Mulder
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Biolase Technology, Inc., dated March 5, 2008